UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2017

BALTIA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

New York	001-14519	11-2989648
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangar G 169 NY-17K, Suite U-14 Newburgh, NY	12550
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (845) 787-4670

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Daniel J. Buckley and Appointment of Mario A. Conte as Interim Chief Financial Officer

Effective as of August 4, 2017, Daniel J. Buckley resigned from his position as Chief Financial Officer of Baltia Air Lines, Inc. dba USGlobal Airways (the “Company”), and the Board of Directors (the “Board”) of the Company appointed Mario A. Conte as Interim Chief Financial Officer. Mr. Buckley will retain his employment with the Company as Vice President of Finance. To the knowledge of the Company’s executive officers, the resignation of Mr. Buckley as Chief Financial Officer was not the result of any disagreement by him with the Company on any matter related to the Company’s operations, policies or practices that led to his decision to resign from such position.

Mr. Conte, 68, has over 30 years of experience in the financial services industry with a focus on financial accounting. From 2007 to 2010, Mr. Conte was the controller for Innovation Luggage, one of the largest luggage and travel accessory companies in the United States. Since 2010, Mr. Conte has served as the chief financial officer of Innovation Luggage and continues to do so on a part-time basis. From 2002 to 2007, Mr. Conte was the assistant controller at Forman Industries, where he was responsible for the daily accounting operations including financial reporting and analyses. Mr. Conte received a B.S. in Business Administration from Seton Hall University. The Company believes Mr. Conte’s extensive accounting and business experience make him a qualified appointee as Interim Chief Financial Officer.

No family relationships exist between Mr. Conte and any of the Company’s other executive officers or directors. There are no arrangements between Mr. Conte and any other person pursuant to which Mr. Conte was appointed as Interim Chief Financial Officer. There are no transactions to which the Company is or was a participant and in which Mr. Conte has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Conte is not a party to any material plan or arrangement in connection with his appointment as Interim Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baltia Air Lines, Inc.

Date: August 10, 2017	By:	/s/ Anthony D. Koulouris
Anthony D. Koulouris
President